UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 23, 2021

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 5 - Corporate Governance and Management

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 23, 2021, our director, Sean P. Rooney, formally notified the board of directors he will retire from Orbital Energy Group, Inc.’s (the "Company") board of directors when his term expires and will not seek reelection at the Company’s annual meeting of the shareholders in 2021.

Mr. Rooney joined the board in 2009 as an independent board member and most recently chairs the audit committee and serves on the disclosure and nominating committees. The board acknowledges with gratitude and respect the decade of service Mr. Rooney provides the Company as a director and audit committee chair. Sean’s commitment, investment, and business experience were instrumental in shaping the Company from its infancy through its present maturity.

Our governance and nominating committee will launch a search for qualified candidates to fill this open board seat. In evaluating director nominee candidates, the governance and nominating committee will consider a variety of candidate attributes, including experience, skills, expertise, education, character, personal and professional integrity, temperament, business judgment, time availability, dedication and conflicts of interest. The committee will also consider factors such as board diversity, including by gender, race, ethnicity, culture and experience and education. The governance and nominating committee have in practice identified and recommended individuals of diverse ethnic, cultural and business backgrounds. At a minimum, director nominee candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 26th day of March 2021.

Orbital Energy Group, Inc.

(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer